Supplement to the
Fidelity® Select Portfolios®
Materials Sector
April 29, 2019
Prospectus

The following information replaces similar information for Chemicals Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Richard Malnight (co-manager) has managed the fund since October 2016.

David Wagner (co-manager) has managed the fund since August 2019.

It is expected that Mr. Malnight will retire effective on or about June 30, 2020. At that time, Mr. Wagner will assume sole portfolio manager responsibilities for the fund.

The following information replaces the biographical information for Chemicals Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Richard Malnight is co-manager of Chemicals Portfolio, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Malnight has worked as a research analyst and portfolio manager.

David Wagner is co-manager of Chemicals Portfolio, which he has managed since August 2019. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.

It is expected that Mr. Malnight will retire effective on or about June 30, 2020. At that time, Mr. Wagner will assume sole portfolio manager responsibilities for the fund.

SELMT-19-01 1.918620.114	August 1, 2019